PACIFIC SELECT FUND	SUPPLEMENT DATED MARCH 10, 2005 TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2004

This supplement changes the fund’s prospectus effective March 10, 2005, unless another effective date is specified below. This supplement must be preceded or accompanied by the Pacific Select Fund (fund) prospectus dated May 1, 2004, as supplemented May 1, 2004 and December 30, 2004. Remember to review the fund’s prospectus for other important information.

Effective May 1, 2005:

The Equity Portfolio will have a new portfolio manager	Capital Guardian Trust Company (Capital Guardian) will be the portfolio manager for the Equity Portfolio. See Managing Pacific Select Fund in the prospectus for more information on Capital Guardian.

The Technology Portfolio will have a new portfolio manager	Columbia Management Advisors, Inc. (Columbia Management) will be the portfolio manager for the Technology Portfolio.

Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. As of December 31, 2004, Columbia Management and its affiliates managed approximately $331 billion.

The Health Sciences Portfolio will have a new portfolio manager	Jennison Associates LLC (Jennison) will be the portfolio manager for the Health Sciences Portfolio.

Jennison was founded in 1969 for the purpose of providing investment advice for domestic large-capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company. As of December 31, 2004, Jennison managed approximately $64 billion.

The Aggressive Equity Portfolio will have a new portfolio manager and name	Neuberger Berman Management Inc. (Neuberger Berman) will be the portfolio manager for the Aggressive Equity Portfolio and the portfolio will change its name to the Fasciano Small Equity Portfolio.

Neuberger Berman, a Lehman Brothers Company, was founded in 1939. As of December 31, 2004, Neuberger Berman managed approximately $82.9 billion.

Portfolio overview	Certain investment policies and strategies of the Equity, Technology, Health Sciences and Aggressive Equity Portfolios will change as described on the following pages.

Portfolio manager name change — Financial Services	INVESCO Institutional (N.A.) Inc., the current portfolio manager of the Financial Services Portfolio, will transfer its portfolio management responsibilities to AIM Capital Management, Inc. as part of an internal restructuring within AMVESCAP PLC financial services group.

Advisory Fee Reduction Program	The fund and Pacific Life have put into place an Advisory Fee Reduction Program (Program) that may reduce the advisory fee paid to Pacific Life under the Investment Advisory Agreement. Under the Program, Pacific Life will waive a portion of its advisory fee if the fund’s weighted average annual total return (in the aggregate for all portfolios), without reflecting fees and expenses, for the most recently completed 10-calendar year period ending December 31 (Advisory Fee Reduction Performance) exceeds 8.00%. The amount by which the advisory fee will be reduced will depend upon the amount by which the Advisory Fee Reduction Performance exceeds 8.00%. The fee waiver under the Program applies to all of the fund’s portfolios. The amount of the reduction of the advisory fee, if applicable, will be the same for each portfolio, regardless of the amount of the advisory fee charged to that portfolio. From May 1, 2005 through April 30, 2006, the advisory fee of each portfolio, as shown in the prospectus under “Fees and expenses paid by the fund,” will be reduced by 0.00125% of each portfolio’s average daily net assets. The Program will remain in effect through at least April 30, 2007, and there can be no assurance that it will be renewed or continued after that date.

Effective March 10, 2005:

Who manages the portfolio section is amended	The portfolio manager information for the respective portfolios is changed as noted below:

International Value	The information regarding Gabriella Dixon is deleted.
Equity	Information regarding Brian O’Toole and David J. Santos is replaced with the following:

Kelly A. Morgan is a senior portfolio manager and director of global equity research of the Large Cap Growth Equity Team at Putnam. She joined Putnam in 1996 and was previously associated with Alliance Capital Management L.P. Ms. Morgan has an MBA from Harvard Business School and a BA from Middlebury College.

Robert E. Ginsberg is a managing director and portfolio manager of the Large Cap Growth team at Putnam. He joined Putnam in 2004 and was previously associated with Delaware Investments. Mr. Ginsberg has an MBA from the Wharton School, University of Pennsylvania and a BA from the University of Pennsylvania.
Real Estate	The information regarding Theodore R. Bigman is replaced with the following:

Theodore R. Bigman is a managing director of Van Kampen. He joined Van Kampen in 1995 and has 17 years of investment experience. Mr. Bigman has a BA from Brandeis University and an MBA from Harvard Business School.

The following information is added:

Stuart B. Seeley is an executive director of Van Kampen. He joined Van Kampen in 2003 and has 14 years of investment experience. Mr. Seeley has a BA from St. Lawrence University and an MBA from Columbia Business School.

James A. Cowan is a vice president of Van Kampen. He joined Van Kampen in 1999 and has 10 years of investment experience. Mr. Cowan has a BA from Villanova University and an MS from New York University.

David Smetana, CPA, is a vice president of Van Kampen. He joined Van Kampen in 1997 and has 8 years of investment experience. Mr. Smetana has a BBA from University of Wisconsin-Madison.

Bill “B.J.” Grant is an associate of Van Kampen. He joined Van Kampen in 2000 and has 2 years of investment experience. Mr. Grant has a BA from Occidental College.

Mid-Cap Growth	The information regarding Dennis P. Lynch is replaced with the following: Dennis P. Lynch is a managing director of Van Kampen. He joined Van Kampen in 1997.

What the portfolio invests in	The What the portfolio invests in section is changed as follows:

Aggressive Growth	The first two sentences are replaced with the following: The portfolio’s principal investment strategy is to invest primarily in common stocks of small- and medium-sized growth companies.
Mid-Cap Growth	The second paragraph is deleted.

Where to go for more information	The paragraph below the heading Annual, semi-annual and quarterly reports is replaced with the following:

The fund’s annual reports list all or a summary of the holdings of the fund’s portfolios, describe portfolio performance, tell you how investment strategies and portfolio performance have responded to recent market conditions and economic trends, and include audited financial statements. The fund’s semi-annual reports list all or a summary of the holdings of the fund’s portfolios and include unaudited financial statements. A complete list of holdings (schedule of investments) for each summary presented is available (i) on the website at www.pacificlife.com; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov; and (iii) without charge, upon request, by calling the applicable toll-free number. The fund’s quarterly reports provide a list of the holdings of the fund’s portfolios.

PORTFOLIO OVERVIEW

EQUITY PORTFOLIO

Investment policy changes effective May 1, 2005	• Remove the limitation that the portfolio may only invest up to 20% of its assets in foreign investments that are principally traded outside the U.S.

Capital Guardian’s investment strategy, effective May 1, 2005, is described below.

Investment goal — seeks capital appreciation; current income is of secondary importance.

Main investments — invests at least 80% of its assets in equity securities of U.S. issuers and securities whose principal markets are in the U.S. The portfolio will normally be invested primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalizations greater than $1.5 billion at the time of purchase.

The portfolio manager will seek to invest primarily in securities that exhibit one or more “growth” characteristics relative to the U.S. stock market. The “growth” characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

The portfolio may invest up to 10% of its assets in American Depositary Receipts (ADRs).

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	IPO

Please refer to Risks and risk definitions in this supplement for additional information.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian).

David I. Fisher, chairman of the board of Capital Guardian, has 39 years of experience as an investment professional, including 36 years with the Capital organization. He has a BS from the University of California at Berkeley and an MBA from the University of Missouri.
Jim S. Kang, vice president of Capital Guardian, has 17 years of experience as an investment professional, including 16 years with the Capital organization. He has a BS from the University of California at Los Angeles and an MBA from Columbia University.
Michael R. Ericksen, senior vice president of Capital Guardian, has 23 years of experience as an investment professional, including 18 years with the Capital organization. He has an AB from Harvard College and an MBA from Harvard University.

TECHNOLOGY PORTFOLIO

Investment policy changes effective May 1, 2005	• Remove the limitation that the portfolio may only invest up to 25% of its assets in foreign securities, including emerging market countries

Columbia’s investment strategy, effective May 1, 2005, is described below.

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments. The technology companies in which the portfolio invests include those that the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

This portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. Stock selection decisions are driven by proprietary systematic valuation models.

This portfolio will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies. The portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). The portfolio may also invest up to 33% of its assets in foreign securities including brady bonds. American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and NASDAQ listed foreign securities are excluded for purposes of this limitation.

The manager may also invest in derivatives (such as options and financial futures contracts) to try to achieve the portfolio’s investment goal.

Risks — The prices of technology stocks will likely fluctuate more than non-technology stocks because they may be more affected by technological developments and subject to government regulation, including product approval. Technology companies may also be subject to greater business risks and more sensitive to changes in economic conditions. This portfolio may be affected by the following risks, among others:

•	industry concentration
•	price volatility
•	liquidity
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions in this supplement for additional information.

Portfolio manager — Columbia Management Advisors, Inc. (Columbia Management).

Wayne M. Collette, CFA, a vice president for Columbia Management, is a portfolio manager. He joined Columbia Management in 2001. Previously, Mr. Collette was an assistant vice president and equity research associate at Schroder Capital Management from 1997 through 1999. He then moved to Neuberger Berman where he was an associate portfolio manager from 1999 through 2001.
Trent E. Nevills, a vice president for Columbia Management, is a portfolio manager. He joined Columbia Management in 2003. Previously, Mr. Nevills was an equity analyst for Federated Investors from 1997 through 1999 and a portfolio manager and assistant vice president from 1999 through 2000. He moved to QED Capital Management where he was involved in portfolio research and engineering from 2000 through 2003.
Theodore R. Wendell, CFA, a vice president for Columbia Management, is a portfolio manager. He joined Columbia Management in 2000. Previously, he served as an equity research associate for three years at State Street Research.

PORTFOLIO OVERVIEW

HEALTH SCIENCES PORTFOLIO

Jennison’s investment strategy, effective May 1, 2005, is described below.

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector.

A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	industry concentration
•	price volatility
•	liquidity
•	regulatory impact
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions in this supplement for additional information.

Portfolio manager — Jennison Associates LLC (Jennison).

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies and meet regularly to review the core portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. The lead portfolio managers for the portfolio are supported by members of Jennison’s healthcare research team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

David Chan, CFA, an executive vice president and portfolio manager at Jennison. He generally has final authority over all aspects of the portfolio investments, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the healthcare area. Mr. Chan has a BA from Harvard University and an MBA from Columbia University.
Michael A. Del Balso is an executive vice president and portfolio manager at Jennison. He is also Jennison’s director of research for growth equity. Mr. Del Balso has been a part of the Jennison investment team since 1972. He has a BS from Yale University and an MBA from Columbia University.

FASCIANO SMALL EQUITY PORTFOLIO

Investment policy changes effective May 1, 2005	• The portfolio emphasizes its investments in companies with market capitalizations of no more than $1.5 billion.

• Remove the limitation that the portfolio may only invest up to 20% of its assets in foreign investments that are principally traded outside the U.S.

Neuberger Berman’s investment strategy, effective May 1, 2005, is described below.

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks capital appreciation; no consideration is given to income.

Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the portfolio first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The portfolio manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.

In choosing companies that the manager believes are likely to achieve the portfolio’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the portfolio in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.

PORTFOLIO OVERVIEW

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The portfolio may also engage in short sales against the box, as long as no more than 15% of the portfolio’s net assets would be subject to such short sales at any time.

The manager may also invest in derivatives (such as options and futures contracts) to try to achieve the portfolio’s investment goal.

Risks — Companies that are in their developmental stages may have a greater degree of price volatility than more established companies because there’s less evidence that their research and development efforts will result in future growth. This portfolio may be affected by the following risks, among others:

•	price volatility
•	derivatives, synthetics, forward, commitments, repurchase agreements and currency transactions
•	interest rate
•	credit

Please refer to Risks and risk definitions in this supplement for additional information.

Portfolio manager — Neuberger Berman Management Inc. (Neuberger Berman).

Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.

RISKS AND RISK DEFINITIONS

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses.

A portfolio may be subject to the following risks:

Portfolio managers’ investment techniques and strategies are discretionary – Each portfolio tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There’s the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that a portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. Each portfolio may temporarily change its investment strategies if a portfolio manager believes economic conditions make it necessary to try to protect the portfolio from potential loss for redemptions at start-up of a portfolio, or other reasons. In that case, the portfolio (including a portfolio with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, a portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a portfolio and cause a portfolio to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a portfolio that invests too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A portfolio may have policies on the amount it can invest in certain kinds of securities, or in the rating or size of securities in which it may invest. These policies apply, under normal circumstances, at the time the investment is made. Some of these policies are in place due to the name of the particular portfolio (Name Policy). The Name Policy is applied to a portfolio’s net assets, plus the amount of any borrowings for investment purposes. A Portfolio may not change its Name Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

The following portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance: Technology, Health Sciences and Fasciano Small Equity Portfolios. Many of the Fund’s portfolios are used in connection with asset allocation services, such as Portfolio Optimization. Changes to the allocation models may result in the transfer of assets from one portfolio to another, which may increase trading costs for the affected portfolios.

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Performance of a portfolio will vary – Performance is affected by changes in the economy and financial markets. The value of a portfolio changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

RISKS AND RISK DEFINITIONS

A portfolio may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the portfolios, including:

•	Price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies. Small- or medium-sized companies may be riskier and more susceptible to price swings. Compared to large companies, they may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued,” for example. Additionally, many faster-growing health care companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than exchange-listed stocks, and the investing portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Portfolios with a small number of holdings may have greater exposure to those holdings, which could increase potential price volatility compared to portfolios with a greater number of holdings.

•	Foreign investment risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	Emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	Interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	Credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S.

government securities are backed or guaranteed by the U.S. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

•	Derivatives, synthetics, forward commitments, repurchase agreements and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A portfolio’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase portfolio volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	Liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities.

•	Industry concentration risk – since a portfolio may invest principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the Real Estate Portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of real estate investment trusts (REITs), the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

•	Regulatory impact risk – some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	IPO risk – IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the portfolio’s performance will not likely be as significant.